Net Assets and Investments	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
Net Assets and Investments	Net Assets and Investments
All assets in the Plan sponsored by Murphy Oil Corporation are associated only with The Murphy Oil Corporation 401(k) Plan. Fidelity Management Trust Company (FMTC), Boston, Massachusetts, is the Trustee for Plan assets.
The following table presents the net assets of the Plan as of December 31, 2025 and 2024.

	2025	2024
Investments, at fair value
Common Stock
Murphy Oil Corporation	$18,799,163	$16,020,919
Murphy USA Inc.	6,270,694	9,664,391
Total common stock	25,069,857	25,685,310
Common/collective trust	16,727,821	16,752,607
Self-directed brokerage fund	5,171,145	1,776,956
Mutual funds	206,687,735	169,796,520
Notes receivable from participants	2,366,554	2,205,448
Participant contributions receivable	—	252,679
Employer contributions receivable	—	213,856
Net assets	$256,023,112	$216,683,376

The Plan invests in Management Income Portfolio II (MIP II), a common collective trust fund (CCT) managed by FMTC. FMTC maintains the contributions in a general account. Participant transactions (purchases and sales) may occur daily. The CCT had no unfunded commitments as of December 31, 2025 and 2024. The CCT has no redemption notice period, but does have a 90 days restriction for amounts transferred to a competing fund.

Net asset value (NAV) as reported to the Plan by FMTC, represents contributions made under the contract, plus earnings, less participant withdrawals and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at NAV. There are no reserves against NAV for credit risk of the contract issuer or otherwise.